Chiasma Overview APRIL 2019 NASDAQ: CHMA Exhibit 99.1

Forward-Looking Statements These slides contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe them to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including those material risks and uncertainties that are described under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties and other important factors in Chiasma’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

CHMA Investment Highlights Rare and Orphan Disease Focus Clinically Advanced Lead Asset Lead program targeting adults with acromegaly Octreotide capsules (Mycapssa®), if approved, positioned to become the first oral somatostatin analog in an injectable-only market Encouraging Phase 3 safety and efficacy data reported in our first Phase 3 trial Two Phase 3 trials ongoing (CHIASMA OPTIMAL for U.S.; MPOWERED™ for E.U.) Topline CHIASMA OPTIMAL data expected in Q3 2019 NDA submission planned by year end 2019 Financial Position $41.7 million of cash and investments as of December 31, 2018 $32.2 million in net proceeds from common stock offering in April 2019 Cash expected to be sufficient to fund operations through CHIASMA OPTIMAL top-line data and, if positive, through our anticipated mid-2020 PDUFA date Phase 3 topline data expected in Q3 2019; NDA submission planned by year end 2019 Acromegaly Market Opportunity Somatostatin analog injections for the treatment of acromegaly represent an ~$0.8 billion annual global market opportunity Patent protection for Mycapssa expected through early 2036

Acromegaly: A Rare and Debilitating Hormonal Disorder Caused by excessive secretion of growth hormone (GH) stemming from a benign pituitary tumor that leads to an excess of insulin-like growth factor-1 (IGF-1) ~69,000* patients worldwide Features include enlarged hands, feet and internal organs, altered facial features, headache, joint pain and increased perspiration Significant comorbidities lead to premature death if untreated Initial treatment involves surgery to remove or reduce the size of the pituitary tumor Patients not cured by surgery receive chronic somatostatin analog (SSA) injection therapy to suppress GH and IGF-1 * Acromegaly Epidemiology abstracts and publications 1980-2016. represent a potential new alternative in the treatment of acromegaly

Current Injection Therapies Carry Treatment Burdens*

Ipsen's Lanreotide Depot: 18 or 19 Gauge


deep subcutaneous

Novartis' Octreotide LAR: 19 or 20 Gauge


intramuscular
1
2
3
4
cm

Reference: insulin needle: 30 Gauge



Pain	• 70% experienced pain during injection; half of these experienced continuing pain days later
Injection Site Reactions	• Hardness (48%), nodules (38%), swelling (28%), bruising (16%) and inflammation (7%)
Suboptimal Symptom Control	• 52% report symptoms worsen toward the end of the monthly dosing interval • 32% controlled patients still complain about symptoms
Emotional Impact	• 36% feel loss of independence due to chronic injections
Lost Work Days	• 16% regularly miss work for injections (averages 11 days/year)

An effective and painless oral therapy has the potential to disrupt the acromegaly market

CHIASMA

* Strasburger et al. Patient reported outcomes of parenteral somatostatin analogue injections in 195 patients with acromegaly. *Eur J Endocrinol.* 2016 Mar;174(3):355-62.

4

$2.7 Billion Global Market for Somatostatin Analogs (SSA) 1. Financial reports and filings, Novartis & Ipsen, 2016–2018. We estimate acromegaly is ~$810M annually — A significant potential market opportunity for Chiasma Octreotide (63%) 2018 Share by Analog Type1 Global Injectable Somatostatin Analog Sales1 $2.5 B $2.7 B $2.3 B Other indications NET Acromegaly Immediate Release 37% 5% 11% 12% 56% 32% 31% 58% 10% 30% 60% Lanreotide

U.S. Acromegaly Treatment Reimbursement Landscape Weighted average cost for mid-range doses annually as provided by Red Book Online (Dec 15, 2015; Feb 02, 2019 ) rounded to nearest $1k Tag & Associates, Inc. Dec 2018. Based on published medical and drug coverage policies of United Healthcare, Anthem, Aetna/Humana and Cigna Acromegaly treatments are widely covered by U.S. payers Product Route Feb 2019 (Dec 2015) WAC $/Yr.1 WAC % Change 2015 to 2019 Covered by Major Payers2 Sandostatin® (octreotide LAR) IM $55,000 ($41,000) 34% Yes Somatuline® (lanreotide Depot) Deep SC $88,000 ($58,000) 52% Yes Somavert® (pegvisomant) SC $158,000 ($119,000) 33% Varies by plan Signifor® (pasireotide LAR) IM $165,000 ($140,000) 18% Yes

If Approved, We Expect Significant Demand for Mycapssa % of patients who would prefer oral therapy Monthly IM Octreotide LAR Monthly Depot SC lanreotide 3x Daily SC Octreotide IR 1. Chiasma sponsored research: Acromegaly Medication Preferences, 2010, Market Modeler LLC, NJ 2. Per protocol, all patients were required to discontinue oral octreotide at the end of the 13-month trial Market Research1 CH-ACM-01 Phase 3 Clinical Extension 86% of patients voluntarily elected to stay on oral therapy by enrolling in the 6-month extension phase2 Current Therapy

Orphan, Addressable U.S. Acromegaly Market Opportunity

Sizing the Acromegaly Market



# of U.S. Patients
~24,000[1]
~14,000[1]
~2,000[2]
~8,000[2]
Diagnosed Acromegaly Patients
Cured through surgery
Not treated with SSAs
Chronically treated with SSA injections

Addressing the Market



Pituitary Centers
Regional Referral Centers
High Volume Community Endocrinologists
All Other Community Endocrinologists

Fewer than 1,000 accounts manage ~90% of target acromegaly patients[2]

CHIASMA

1. Endocrinology market studies.
2. Company estimates

8

U.S. Mycapssa Exclusivity Timeline* JUNE 2020* Market Entry JUNE 2027 Expiration of Orphan Exclusivity SEPTEMBER 2029 Expiration of Formulation Patent FEBRUARY 2036 Expiration of Allowed Dosing Patent Application (NEW) End of Patent Exclusivity JUNE 2023 Expiration of New Clinical Investigation Exclusivity NOTES: Generics may enter the market at the end of the patent exclusivity and our patents may be challenged at any time; If a generic challenger wins a patent challenge, the generic can enter the market after expiration of regulatory and orphan exclusivity. *For illustration purposes only: Timeline assumes a planned June 2020 PDUFA approval date, if: CHIASMA OPTIMAL data is positive; NDA is submitted by year end 2019 and accepted for filing; and a 6-month PDUFA review classification is granted. Strong patent and exclusivity position anticipated

Established Acromegaly SSA Injections Market in E.U. Acromegaly sales >$300M in 2016 Annual pricing: Germany $25K Switzerland $22K France $17K UK $13K Injections reimbursed across European Union Acromegaly guidelines and treatment options similar to U.S. Injection administration takes place mainly in secondary or tertiary hospitals adding cost Sizing the Acromegaly Market Addressing the Market European acromegaly opportunity assessment, primary and secondary market research, Navigant 2017.

Key Expected Milestones CHIASMA OPTIMAL Phase 3 topline data expected in Q3 2019, if positive, will support planned U.S. NDA resubmission by year end 2019; 6-month NDA review classification expected; Focused U.S. commercial readiness planning underway MPOWERED (302) Study Planned NDA submission CHIASMA OPTIMAL (303) Study 2019 2020 2021 U.S. E.U. Enrollment complete PDUFA Topline data Topline data Planned EMA submission

TPE® Delivery Platform for Certain Oral Peptide Therapies …then absorbed intact at therapeutic levels. Peptide is protected by TPE® from degradation… TPE enhances oral bioavailability, potentially allowing for oral formulations of injectable-only therapies

Bioavailability of Oral Octreotide Is Comparable to SC Injection Data are mean ± SEM. * Octreotide subcutaneous (SC) injection = Sandostatin®, IR injection, Novartis. Octreotide SC (n=14) Octreotide Capsule (n=24) AUC(0-inf) (h´ng/mL) 13.7 (2.29) 17.0 (9.66) t1/2 (h) 2.27 (0.25) 2.66 (0.73) Data are Mean (SD) Higher AUC from oral octreotide demonstrates longer residence time 10.0 1.0 0.10 0.01 Plasma Octreotide ng/mL Time from Dosing (Hours) 0 4 8 12 16 20 24 Octreotide SC Injection, 0.1 mg Octreotide capsule, 20 mg Octreotide injection* Octreotide capsules

Phase 1 Data Strongly Supported Further Development Phase 1 study in 16 healthy subjects; cross-over design Tuvia S et al. J Clin Endocrinol Metab. 2012. Dosing Initiated No Treatment Data are Mean ± SE Time (hr) Growth Hormone (ng/mL) Octreotide capsules Significant growth hormone (GH) inhibition recorded in all 16 subjects tested (P<0.05)

CH-ACM-01

A multicenter, open-label, baseline-controlled, dose-escalation Phase 3 trial design

Key study questions:	Will patients respond to an oral therapy?	Can responses on oral be sustained?	Do patients prefer oral therapy?



Baseline period on injections
Titration phase
Patient choice to continue on oral
Mycapssa
(octreotide) capsules
2x daily
Screening
Last Injection Day (-28)
Baseline Day (-14)
First Dose Day 0
Core
7 mo.
Extension
13 mo.
N=155
N=151
N=110
N=102
N=88
N=82
Discontinuation (N=49):
Treatment Failure (24), AE (18), Other (7)

CHIASMA.
15

CH-ACM-01

Reported Patient Responses on Octreotide Capsules

- Primary endpoint defined as biochemical response (GH <2.5 ng/ml and IGF-1 <1.3 x ULN) at 7 months
- Pituitary experts specified a population response ≥50% for a positive prescription decision
- 75% of the patients who completed dose escalation showed biochemical control
- Safety profile of octreotide capsules was consistent with injections (AEs included nausea, diarrhea, headaches and joint pain). *No adverse injection-site reactions*
- No new or unexpected safety signals were observed



% of Responders
89%
65%
62%
Baseline
7 months
13 months

86% of patients that reached the primary endpoint of the trial at 7 months elected to go into the extension for up to 13 total months of treatment

CHIASMA

Melmed S et al. *J Clin Endocrinol Metab.* 2015 Apr;100(4):1699-708.
Fleseriu M et al. Longitudinal assessment of response to treatment with oral octreotide capsules in patients with acromegaly: Post-hoc analysis of a phase 3 trial. Poster presented at ECE 2016; May 2016; Munich, Germany.

16

CH-ACM-01 2.5 2.0 1.5 1.0 0.5 0 7 mo. + End Dose Esc. + First Dose + Baseline + IGF-1 X ULN IGF-1 + 13 mo. 3.0 2.5 2.0 1.5 1.0 0.5 Baseline + First Dose + + + 13 mo. GH ng/mL Growth Hormone 0 + Response <1.3xULN Response <2.5 ng/mL End Dose Esc. 7 mo. Responder Non-Responder Melmed S et al. J Clin Endocrinol Metab. 2015 Apr;100(4):1699-708. Biochemical Response to Octreotide Capsules

CH-ACM-01

Favorable acromegaly symptom response reported

- 80% of patients reported symptoms entering the trial
- Reduced incidence of symptoms reported in responders on octreotide capsules
- 80% of patients who entered fixed-dose portion of trial reported improved or maintained acromegaly symptom response at end of treatment
- Reduced breakthrough symptoms reported by responders


Symptom
Incidence of Symptoms Through 13 Months
Asthenia
Headache
Joint pain
Excess Perspiration
Swelling of Extremities
Baseline
End of Trial
0
10
20
30
40
50
60
% of Patients Reporting Symptoms


Change in Reported Symptoms in Patients Maintained on Octreotide Capsules
Baseline
End of 13 Mo. Treatment
P=0.019
-14%
79.1
68.2
P=0.002
-23%
62.7
48.2
P=0.005
-31%
44.5
30.9
Patients, %
≥1 Symptom
≥2 Symptoms
≥3 Symptoms
Symptoms Burden

1. Melmed S et al. *J Clin Endocrinol Metab.* 2015 Apr;100(4):1699-708.
2. Strasburger C et al. ENDO 2015 Poster PP09-4.

18

CHIASMA OPTIMAL: Under Phase 3 SPA Agreement With FDA Chiasma received a CRL from FDA in April 2016 NDA (filed in 2015) did not provide substantial evidence of efficacy to warrant approval Concerns regarding certain aspects of the single-arm, open-label Phase 3 clinical trial Randomized, double-blind, controlled trial recommended SPA agreement reached with FDA in August 2017 on new Phase 3 trial design Phase 3 CHIASMA OPTIMAL trial enrollment initiated in September 2017 A randomized, double-blind, placebo-controlled study; target enrollment of 50 adult acromegaly patients; at least 20% of patients recruited from the U.S. Treatment duration of nine months 56 patients randomized; enrollment completed in October 2018 21 patients recruited from the U.S. (38%) Topline data expected to be released in Q3 2019

CHIASMA OPTIMAL

Octreotide Capsules Versus Placebo Treatment In MultinationAL Centers

Eligibility criteria:
- Average IGF-1 ≤1.0 × ULN
- Confirm active disease (IGF-1≥1.3xULN post last surgery)


Double-blind placebo-controlled (DPC) (36 weeks)
Open Label Extension
Baseline
N=25
2x IGF-1s
34
36 weeks
Screening (≤8 weeks)
50%
Last Injection
50%
Placebo
N=25
3x IGF-1s
Withdrawal

Primary Endpoint:
Proportion of patients who maintain biochemical response at end of DPC period (*average of last two* IGF-1 ≤1.0 x ULN)

Power:
The trial has ≥90% power, assuming the delta in response rates (octreotide capsules compared to placebo) is ≥45%

Secondary Endpoints:
- Proportion of patients who maintain GH response at week 36, compared to screening
- Time to loss of response of IGF-1 >1.0 × ULN
- Time to loss of response of IGF-1 >1.3 × ULN
- Proportion of patients requiring rescue treatment

Pre-defined withdrawal criteria (both arms)
- IGF-1 ≥1.3 for 2 consecutive visits on the highest dose and exacerbation of clinical signs/symptoms
- Early terminated patients followed up to 36 weeks on injections, per protocol

CHIASMA.
20

Octreotide Capsules E.U. Regulatory Status MPOWERED Phase 3 protocol accepted by the EMA EMA has granted octreotide capsules orphan status Planning to leverage the EMA’s hybrid application pathway Up to 150 patient trial initiated in March 2016 135 patients entered six-month run-in phase by July 2018 80 required responders randomized to RCT phase in October 2018 Experiencing >60% response rate (IGF-1 <1.3 x ULN and GH <2.5 ng/ml) to octreotide capsules at end of open-label six-month run-in phase Enrollment of up to 15 additional U.S. patients into run-in expected to be completed in Q2 2019 Topline data expected to be released in second half of 2020

MPOWERED: Phase 3 Trial Design

MPOWERED

Maintenance of Acromegaly Patients with Octreotide Capsules Compared With Injections – Evaluation of REsponse Durability

*80 required responders have been randomized. > **60% response rate** in open label run-in arm (completers and responders) at six months*


Up to 150 patients expected
6-Month Run-in Phase
Screening
Last Injection Day (-28)
First Dose
60%
Responders
40%
Non-Responders
9-Month Randomized Controlled Phase (RCT)
Open Label Extension
Non-Responder Substudy* or
Follow for safety and efficacy

Eligibility criteria:
- IGF-1 <1.3 x ULN and GH<2.5 ng/mL

Primary Endpoint:
- Proportion of patients who are biochemically controlled throughout the RCT phase.

Key Secondary Endpoints:
- Proportion of patients who are biochemically controlled at the end of RCT
- Proportion of patients who maintain or reduce the overall number of active acromegaly symptoms at the end of RCT
- Proportion of patients who maintain or improve their overall AIS score
- Acromegaly Treatment Satisfaction Questionnaire (ACRO-TSQ) at the end of the RCT phase

CHIASMA

* Non-responders at selected centers will be offered the opportunity to determine if they can respond to a combination of oral octreotide and the drug cabergoline.

22

Q4-2018 Financial Overview $32.2 million in net proceeds raised from common stock offering in April 2019 Cash expected to be sufficient to fund our operations as currently planned through CHIASMA OPTIMAL top-line data and, if positive, through our anticipated mid-2020 PDUFA date and into late 2020 For the Quarter Ended For the Twelve Months Ended (In thousands, except per share data) Dec. 31, 2018 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2017 Research & Development $ 5,732 $ 4,323 $ 22,362 $ 17,948 General & Administrative 2,657 1,793 9,974 9,146 Restructuring Charges - 1,038 - 1,038 Net Loss $ (8,075) $ (6,103) $ (31,261) $ (26,826) Net Loss Per Basic Share $ (0.32) $ ($0.25) $ (1.28) $ ($1.10) Weighted Average Common Shares Outstanding – Basic 24,442 24,379 24,400 24,367 As of Dec. 31, 2018 Dec. 31, 2017 Cash, Cash Equivalents & Marketable Securities $ 41,662 $ 66,939

Experienced Management Management Team Role Prior Affiliations Mark Fitzpatrick President, Chief Executive Officer 2019 OPENING SR. COMMERCIAL LEADER William Ludlam, M.D. Ph.D. SVP, Clinical/Medical Affairs Gary Patou, M.D. Head of Clinical Shoshie Katz VP, Regulatory and Quality Dana Gelbaum VP, Global Marketing/Corporate Dev. Drew Enamait VP, Finance & Administration Ayala Leadership team experienced in orphan drug development

Experienced Board Board of Directors Key Current / Prior Affiliations Dave Stack, Chairman Mark Fitzpatrick Todd Foley Bard Geesaman, M.D. Ph.D. . Roni Mamluk, PhD, former CDO & CEO Scott Minick John (Chip) Scarlett, M.D. John Thero Ayala Board experienced in drug development and commercialization

Representative CHMA Investor Base – (12/31/18 and prior filings) ROCK SPRINGS CAPITAL

CHMA Investment Highlights Rare and Orphan Disease Focus Clinically Advanced Lead Asset Lead program targeting adults with acromegaly Octreotide capsules (Mycapssa®), if approved, positioned to become the first oral somatostatin analog in an injectable-only market Encouraging Phase 3 safety and efficacy data reported in our first Phase 3 trial Two Phase 3 trials ongoing (CHIASMA OPTIMAL for U.S.; MPOWERED™ for E.U.) Topline CHIASMA OPTIMAL data expected in Q3 2019 NDA submission planned by year end 2019 Financial Position $41.7 million of cash and investments as of December 31, 2018 $32.2 million in net proceeds from common stock offering in April 2019 Cash expected to be sufficient to fund operations through CHIASMA OPTIMAL top-line data and, if positive, through our anticipated mid-2020 PDUFA date Phase 3 topline data expected in Q3 2019; NDA submission planned by year end 2019 Acromegaly Market Opportunity Somatostatin analog injections for the treatment of acromegaly represent an ~$0.8 billion annual global market opportunity Patent protection for Mycapssa expected through early 2036

Thank you APRIL 2019 NASDAQ: CHMA